ALPS SERIES TRUST

Seven Canyons World Innovators Fund and

Seven Canyons Strategic Global Fund

(the “Funds”)

Supplement dated October 11, 2023 to the Statement of Additional Information

dated January 27, 2023, as supplemented

Effective immediately, the second sentence in the first paragraph entitled “Derivatives” in the “INVESTEMENT STRATEGIES AND RISKS” section of the Funds’ Statement of Additional Information is hereby deleted in its entirety.

[PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.]